SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 16, 2004
                                -----------------
                        (Date of earliest event reported)


                           Farmers & Merchants Bancorp
                           ---------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                 000 - 26099                   94-3327828
                ------------                   ----------
           (Commission File Number) (IRS Employer Identification No.)


                111 West Pine Street, Lodi, California 95240-2184
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (209) 367-2412
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former name or former address, if changes since last report)


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Item 2.02 Results of Operations and Financial Condition

     Attached as Exhibit 99.1 - Press release dated December 16, 2004, announcing a cash dividend of $4.40 per share, an increase from the $4.10 per share paid last year. The cash dividend will be paid on January 3, 2005, to stockholders of record on December 17, 2004.



















                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FARMERS & MERCHANTS BANCORP




                                     By /s/ Stephen W. Haley

                                          Stephen W. Haley
                                          Executive Vice President
                                          & Chief Financial Officer


Date:  December 16, 2004



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